STANDARD FORM OF LOFT LEASE The
                       Real Estate Board of New York, Inc.
                     (C)Copyright 1982. All Rights Reserved.
                  Reproduction in whole or in part prohibited.








AGREEMENT OF LEASE, made as of this 26th day of October 1990, between

           TOBIAS ASSOCIATES, c/o Kaufman Management Company
                           450 Seventh Avenue, New York, NY 10123
party of the first part, hereinafter referred to as OWNER, and

           AUDITS AND SURVEYS, INC., currently located at
                           650 Avenue of the Americas
                           New York, New York 10011
                   party of the second part, hereinafter referred to as TENANT,

WITNESSETH:          Owner hereby  leases to Tenant and Tenant hereby hires from
                     Owner   portion  of  the  basement   space   consisting  of
                     approximately 2,000 square feet as shown on the attached plan "Exhibit A".

in the building known as 650 Sixth Avenue in the Borough of Manhattan, City of New York, for the term of twelve (12) years

                               (Or until such term shall sooner cease and expire
as hereinafter provided) to commence on the 1st day of March nineteen hundred and ninety-one, and to end on the 28th date of February Two Thousand and three both dates inclusive, at an annual rental rate of ELEVEN THOUSAND ($11,000) DOLLARS per annum ($916.67 per month)

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner of such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).
           In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.
           The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:


OCCUPANCY:     1.   Tenant  shall  pay  the  rent  as above  and  as hereinafter provided.

USE:           2.   Tenant  shall  use  and occupy demised premises for storage, and for no other purpose.

ALTERATIONS:   3.   Tenant shall make no changes in or to the  demised  premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this  article,  Tenant  at  Tenant's  expense,  may  make alterations,  installations, additions or improvements which are  non-structural and which do not affect utility services or plumbing and electrical  lines,  in or to the interior of the demises  premises using  contractors or mechanics  first approved by Owner.  Tenant  shall,  at its  expense,  before
                    making  any   alterations,   additions,   installations   or
                    improvements  obtain all permits,  approval and certificates required by any governmental or quasi-  governmental  bodies and (upon completion) certificates of final approval thereof and shall deliver  promptly  duplicates of all such permits, approvals and certificates to Owner.  Tenant agrees to carry and will cause Tenant's  contractors and  sub-contractors to
                    carry  such  workman's   compensation,   general  liability,
                    personal and property damage insurance as Owner may require.
                    If  any  mechanic's   lien  is  filed  against  the  demised
                    premises,  or the  building  of which the same forms a part, for  work  claimed  to have  been  done  for,  or  materials furnished to,  Tenant,  whether or not done pursuant to this article,  the same  shall be  discharged  by  Tenant  within thirty days thereafter,  at Tenant's expense,  by filing the bond  required by law or  otherwise.  All  fixtures  and all
                    paneling,   partitions,   railing  and  like  installations,
                    installed in the  premises at any time,  either by Tenant or by Owner  on  Tenant's  behalf,  shall,  upon  installation, become the  property  of Owner and shall  remain upon and be surrendered  with the  demised  premises  unless  Owner,  by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish
                    Owner's right thereto and to have them removed by Tenant, in which  event  the same  shall be  removed  from the  demised premises by Tenant prior to the expiration of the lease,  at
                    Tenant's expense. Nothing in this Article shall be construed to give  Owner  title to or to prevent  Tenant's  removal of trade fixtures, moveable office furniture and equipment, but upon  removal of any such from the  premises or upon removal of other  installations as may be required by Owner,  Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised  premises  or the  building due to such removal.  All property  permitted or required to be removed,  by Tenant at the end of the term  remaining  in
                    the  premises  after   Tenant's   removal  shall  be  deemed
                    abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

REPAIRS:       4.   Owner shall maintain and  repair  the  exterior  of  and the public  portions of the building.  Tenant shall,  throughout the  term of  this  lease,  take  good  care of the  demised premises including the bathrooms and lavatory facilities (if the  demised  premises  encompass  the  entire  floor of the building)  and  the  windows  and  window  frames  and,  the fixtures and appurtenances therein and at Tenant's sole cost an expense  promptly  make all  repairs  thereto  and to the building,  whether  structural or  non-structural in nature, caused  by or  resulting  from the  carelessness,  omission, neglect or improper  conduct of Tenant,  Tenant's  servants, employees,  invitees,  or  licensees,  and  whether  or  not arising from such Tenant conduct or omission,  when required by other  provisions  of this  lease,  including  Article 6.
                    Tenant  shall also repair all damage to the building and the demised premises caused by the moving of Tenant's  fixtures, furniture or equipment.  All the aforesaid  repairs shall be of quality or class equal to the original work
                    or construction.  If Tenant fails, after ten days notice, to proceed with due  diligence  to make repairs  required to be made by  Tenant,  the same  may be made by the  Owner at the expense of Tenant,  and the  expenses  thereof  incurred  by
                    Owner  shall  be  collectible,  as  additional  rent,  after rendition  of a bill or statement  therefor.  If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any  defective  condition in any plumbing,  heating system or electrical lines located in the demised  premises and  following  such  notice,  Owner shall remedy the condition with due diligence,  but at the expense of Tenant,  if repairs are  necessitated by damage or injury
                    attributable   to   Tenant,   Tenant's   servants,   agents,
                    employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

WINDOW         5.   Tenant will not clean  nor  require, permit, suffer or allow
CLEANING:           any  window  in  the demised premises to be cleaned from the outside in  violation  of Section  202 of the New York State
                    Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS   6.   Prior  to  the  commencement of the lease term, if Tenant is
OF LAW,             then  in  possession,  and at all times  thereafter.  Tenant
FIRE  INSURANCE,    shall,  at  Tenant's sole cost and expense,  promptly comply
FLOOR LEADS:        with all present and future laws, orders and  regulations of
                    all  state,   federal,   municipal  and  local  governments,
                    departments, commissions and boards and any direction of any public  officer  pursuant to law, and all orders,  rules and regulations of the New York Board of Fire  Underwriters,  or the  Insurance  Services  Office,  or any similar body which shall  impose  any  violation,  order or duty upon  Owner or
                    Tenant with respect to the demised premises,  whether or not arising out of Tenant's  use or manner of use  thereof,  or, with respect to the building, if arising out of Tenant's use or manner of use of the  demised  premises  or the  building
                    (including  the use  permitted  under the lease).  Except as provided in Article 30 hereof,  nothing herein shall require
                    Tenant to make  structural  repairs  or  alterations  unless
                    Tenant has, by its manner of use of the demised  premises or
                    method  of  operation  therein,   violated  any  such  laws,
                    ordinances,  orders, rules, regulations or requirements with respect  thereto.  Tenant  shall not do or permit any act or thing  to be done in or to the  demised  premises  which  is contrary to law, or which will  invalidate or be in conflict with public  liability,  fire or other policies of insurance at any time  carried by or for the benefit of Owner.  Tenant shall not keep  anything in the demised  premises  except as now or hereafter permitted by the Fire Department,  Board of
                    Fire  Underwriters,  Fire Insurance Rating  Organization and
                    other authority having  jurisdiction,  and then only in such manner and such  quantity so as not to increase the rate for fire  insurance  applicable  to the  building,  nor  use the premises in a manner which will increase the insurance  rate for the building or any property  located  therein over that in effect prior to the  commencement of Tenant's  occupancy.
                    If by reason of failure  to comply  with the  foregoing  the fire insurance rate shall, at the beginning of this lease or at any time  thereafter,  be higher than it otherwise  would be, then Tenant shall  reimburse  Owner,  as additional rent hereunder,  for that portion of all fire insurance  premiums thereafter  paid by Owner  which  shall  have  been  charged because  of  such  failure  by  Tenant.  In  any  action  or proceeding  wherein Owner and Tenant are parties, a schedule or "make-up"  or rate for the  building or demised  premises issued by a body making fire insurance  rates  applicable to said  premises  shall be  conclusive  evidence  of the facts therein  stated and of the several  items and charges in the fire  insurance  rates  then  applicable  to said  premises.
                    Tenant  shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law.  Owner reserves the right to  prescribe  the weight and position of all safes, business machines and mechanical equipment.  Such installations  shall be placed and maintained by Tenant,  at
                    Tenant's  expense,  in  settings   sufficient,   in  Owner's
                    judgment,  to  absorb  and  prevent  vibration,   noise  and
                    annoyance.

SUBORDINATION: 7.   This  lease  is subject and  subordinate  to all   ground or
                    underlying  leases  and to all  mortgages  which  may now or hereafter  affect such leases or the real  property of which
                    demised   premises   are  a  part   and  to  all   renewals,
                    modifications,  consolidations,  replacements and extensions of any such  underlying  leases and  mortgages.  This clause
                    shall  be  self-operative   and  no  further  instrument  of
                    subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

PROPERTY -     8.   Owner or its agents shall not be liable for  any  damage  to
LOSS, DAMAGE,       property  of  Tenant or  of others entrusted to employees of
REIMBURSEMENT,      the  building,  nor for loss of or damage  to  any  property
INDEMNITY:          of Tenant by  theft  or  otherwise,  nor  for  any  injur or damage to persons or  property  resulting  from any cause of whatsoever nature, unless caused by or due to the negligence of Owner,  its agents,  servants or employees;  Owner or its agents  shall not be liable for any  damage  caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private,  public or quasi public  work.  If at any time  any  windows  of the  demises premises are temporarily closed,  darkened or bricked up (or permanently  closed,  darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to
                    Owner's  own acts,  Owner shall not be liable for any damage
                    Tenant may sustain  thereby and Tenant shall not be entitled to any compensation  therefor nor abatement or diminution of rent nor shall the same release Tenant from its  obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless  Owner  against and from all  liabilities, obligations,  damages, penalties, claims, costs and expenses for  which  Owner  shall  not be  reimbursed  by  insurance, including  reasonable  attorneys  fees,  paid,  suffered  or incurred  as a result  of any  breach  by  Tenant,  Tenant's agents, contractors,  employees,  invitees, or licensees, of
                    any   covenant  or   condition   of  this   lease,   or  the
                    carelessness,  negligence or improper conduct of the Tenant,
                    Tenant's  agents,   contractors,   employees,   invitees  or
                    licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any subtenant.
                    In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION,   9.   (a)  If  the demised  premises  or  any part  thereof  shall
FIRE AND OTHER      immediate  notice  thereof  to  Owner  and this lease shall
CASUALTY:           continue in full force and effect except as hereinafter  set forth. (b) If the demised premises are partially  damaged or rendered partially  unusable by fire or other casualty,  the damages  thereto  shall be repaired by and at the expense of
                    Owner and the rent, until such repair shall be substantially completed,  shall be apportioned  from the day following the casualty according to the part of the
                    premises  which is usable.  (c) If the demised  premises are totally damaged or rendered wholly unusable by fire or other casualty,  then the rent shall be proportionately paid up to the time of the casualty and  thenceforth  shall cease until the date when the  premises  shall  have been  repaired  and restored by Owner,  subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised  premises  are  damaged  in whole or in part) if the building  shall be so  damaged  that Owner  shall  decide to demolish it or to rebuild it,  then,  in any of such events,
                    Owner may elect to terminate this lease by written notice to
                    Tenant,  given  within 90 days after such fire or  casualty, specifying  a date for the  expiration  of the lease,  which date shall not be more than 60 days after the giving of such notice,  and upon the date specified in such notice the term of this lease  shall  expire as fully and  completely  as if such date were the date set forth above for the  termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without  prejudice  however,  to owner's
                    rights  and   remedies   against   Tenant  under  the  lease
                    provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent
                    made  by  Tenant   which  were  on  account  of  any  period
                    subsequent  to such date  shall be  returned  to  Tenant.  -
                    _________ Rider to be added if necessary. Unless Owner shall serve a  termination  notice as provided  for herein,  Owner shall make the repairs and restorations under the conditions of (b) and  (c)  hereof,  with  all  reasonable  expedition, subject to delays due to  adjustment  of  insurance  claims, labor troubles and causes beyond Owner's control.  After any
                    such   casualty,   Tenant  shall   cooperate   with  Owner's
                    restoration  by  removing  from the  premises as promptly as reasonably possible,  all of Tenant's salvageable  inventory
                    and  movable  equipment,   furniture,  and  other  property.
                    Tenant's liability for rent shall resume five (5) days after
                    written   notice   from   Owner   that  the   premises   are
                    substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damages thereto or replace the same.
                    (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT       10.   If  the whole or any part of the demised premises  shall  be
DOMAIN:             acquired  or  condemned  by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

ASSIGNMENT, 11. Tenant, for itself, its heirs, distributees, executors, MORTGAGE, ETC.: administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC      12.   Rates and conditions  in  respect  to  submetering  or  rent
CURRENT:            inclusion, as t he  case  may  be,  to  be  added  in  RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing leeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO     13.   Owner  or Owner's agents shall have the right (but shall not
PREMISES:           be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable  times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably  desirable to any portion of the  building or which Owner may elect to perform in the premises  after  Tenant's  failure to make repairs or perform any work which Tenant is obligated to perform  under this  lease,  or for the  purpose  of  complying  with laws,
                    regulations    and   other    directions   of   governmental
                    authorities.  Tenant  shall permit Owner to use and maintain and  replace  pipes and  conduits in and through the demised premises  and  to  erect  new  pipes  and  conduits  therein provided,  wherever  possible,  they are  within  walls,  or otherwise  concealed.  Owner may, during the progress of any work in the demised premises,  take all necessary  materials
                    and   equipment   into  said   premises   without  the  same
                    constituting an eviction nor shall the Tenant be entitled to any  abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise.  Throughout  the term hereof Owner shall have the right to enter the demised  premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the  building,  and during the last six months of  the  term  for  the  purpose  of  showing  the  same  to prospective  tenants and may, during said six months period, place upon the premises the usual  notices "To Let" and "For
                    Sale" which  notices  Tenant shall permit to remain  thereon without  molestation.  If Tenant is not  present to open and permit an entry into the premises,  Owner or Owner's  agents may enter the same  whenever  such entry may be necessary or
                    permissible   by  master  key  or  forcibly   and   provided
                    reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term
                    Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

VAULT,        14.   No Vaults, vault space or area, whether or not  enclosed  or
VAULT SPACE,        covered,  not  within the property  line of  the building is
AREA:               leased  hereunder, anything contained in or indicated on any sketch,  blue print or plan, or anything contained elsewhere in this lease to the contrary  notwithstanding.  Owner makes no representation as to the location of the property line of the building.  All vaults and vault space and all such areas not within the property line of the  building,  which Tenant may be permitted to use and/or occupy,  is to be used and/or occupied under a revocable license,  and if any such license be  revoked,  or if the  amount  of  such  space  or area be diminished  or required by any  federal,  state or municipal authority or public  utility,  Owner shall not be subject to
                    any   liability   nor  shall   Tenant  be  entitled  to  any
                    compensation  or diminution or abatement of rent,  nor shall
                    such   revocation,   diminution  or  requisition  be  deemed
                    constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:    15.   Tenant will not at  any  time  use  or  occupy  the  demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part.
                    Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY:   16.   (a)Anything elsewhere in this lease to the contrary notwith-
                    standing, this lease may be canceled by Owner by sending of a written notice to Tenant within a reasonable time after the happening or any one or more of the following events:
                    (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute.
                    Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                    (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:      17.   (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under ss.
                    235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact
                    Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five
                    (5) days period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                    (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES  OF   18.  In case  of any  such  default,  re-entry, expiration and/or
OWNER  AND          dispossess  by summary  proceedings  or  otherwise,  (a) the
WAIVER OF           rent and additional  rent, shall become due thereupon and be
REDEMPTION:         paid  up to the  time of such  re-entry,  dispossess  and/or expiration, (b) Owner may re-let the premises or any part or parts  thereof,  either in the name of Owner or other- wise, for a term or  terms,  which may at  Owner's  option be less than  or  exceed  the  period  which  would  otherwise  have constituted  the  balance  of the term of this lease and may grant  concessions  or free rent or  charge a higher  rental
                    than  that  in  this   lease,   (c)   Tenant  or  the  legal
                    representatives of Tenant shall also pay Owner as liquidated damages  for the  failure of Tenant to observe  and  perform said Tenant's  covenants  herein  contained,  any deficiency between the rent hereby  reserved  and or  covenanted  to be paid and the net amount,  if any, of the rents  collected on account  of the  subsequent  lease or leases of the  demised premises for each month of the period which would  otherwise have  constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any
                    part or parts thereof  shall not release or affect  Tenant's liability for damages.  In computing such liquidated damages there shall be added to the said deficiency such expenses as
                    Owner may incur in connection with re-letting, such as legal expenses,  attorneys' fees,  brokerage,  advertising and for keeping the demised  premises in good order or for preparing the same for re-letting.  Any such liquidated  damages shall be paid in  monthly  installments  by Tenant on the rent day specified  in this lease and any suit brought to collect the amount of the  deficiency  for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any  subsequent  month by a similar  proceeding.  Owner,  in putting the demised  premises in good order or preparing the same  for  re-rental  may,  at  Owner's  option,  make  such alterations,  repairs,  replacements,  and/or decorations in the demised  premises as Owner,  in Owner's  sole  judgment,
                    considers   advisable  and  necessary  for  the  purpose  of
                    re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND      19.   If Tenant shall default in the observance  or performance of
EXPENSES:            any term or covenant  on Tenant's part to  be  observed  or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING      20.   Owner shall have the right  at  any  time  without  the same
ALTERATIONS         constituting  an eviction  and without  incurring  liability
AND MANAGEMENT:     to Alterations Tenant therefor to change the arrangement and
                    or  location  of  public  entrances,   passageways,   doors,
                    doorways,  corridors,  elevators,  stairs,  toilets or other public parts of the building and to change the name,  number or  designation  by which the building  may be known.  There shall be no  allowance  to Tenant for  diminution  of rental value  and no  liability  on the part of Owner by  reason of inconvenience,  annoyance or injury to business arising from
                    Owner or other Tenant  making any repairs in the building or
                    any   such   alterations,    additions   and   improvements.
                    Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRE-     21.   Neither Owner nor  Owner's agents have made any  representa-
SENTATIONS BY       tions or promises with respect to the physical condition  of
OWNER:               the building, the land upon  which  it is  erected  or  the demised premises,  the rents, leases,  expenses of operation or any other  matter or thing  affecting  or  related to the demised  premises or the building except as herein expressly set forth and no rights,  easements or licenses are acquired by Tenant by  implication  or otherwise  except as expressly set  forth  in the  provisions  of this  lease.  Tenant  has inspected  the  building  and the  demised  premises  and is thoroughly  acquainted  with their  condition  and agrees to take the same "as is" on the date possession is tendered and acknowledges  that the taking of  possession  of the demised premises by Tenant  shall be  conclusive  evidence  that the said premises and the building of which the same form a part were in good and  satisfactory  condition  at the time  such possession was so taken,  except as to latent  defects.  All understandings  and agreements  heretofore  made between the parties  hereto are  merged in this  contract,  which  alone fully and completely  expresses the agreement  between Owner and Tenant and any executory  agreement hereafter made shall be  ineffective  to change,  modify,  discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom
                    enforcement  of  the  change,  modification,   discharge  or
                    abandonment is sought.

END OF       22.    Upon the expiration or other termination of the term of this
TERM:               lease, Tenant  shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET         23.   Owner  covenants  and  agrees  with  Tenant that upon Tenant
ENJOYMENT:          paying  the  rent  and  additional  rent  and  observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE       24.   If Owner  is  unable  to  give  possession  of  the  demised
TO GIVE             premises on the date of the commencement of the term hereof,
POSSESSION:         because of the holding-over or retention  of  possession  of any  tenant,  undertenant  or  occupants  or if the  demised premises  are  located  in  a  building  being  constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate  of occupancy has not been procured or if
                    Owner has not completed any work required to be performed by
                    Owner,  or for any other reason,  Owner shall not be subject to any liability for failure to give possession on said date and the  validity of the lease  shall not be impaired  under such  circumstances,  nor shall the same be construed in any wise to extend the term of this lease,  but the rent payable
                    hereunder   shall  be   abated   (provided   Tenant  is  not
                    responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 233-a of the New York Real Property Law.

NO WAIVER:    25.   The  failure of  Owner  to seek redress for violation of, or to insist  upon the strict  performance  of any  covenant or
                    condition   of  this  lease  or  of  any  of  the  Rules  or
                    Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF 26. It is mutually agreed by and between Owner and Tenant that TRIAL BY JURY: the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other
                    (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

INABILITY TO  27.   This  Lease  and  the  obligation  of  Tenant  to  pay  rent
PERFORM:             hereunder and perform all of the other covenants and agree-
                    ments  hereunder on part of Tenant to be performed  shall in no wise be affected,  impaired or excused  because  Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying  any service  expressly or  impliedly  to be  supplied  or is unable to make,  or is delayed  in making any  repair,  additions,  alterations  or decorations  or  is  unable  to  supply  or  is  delayed  in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor  troubles
                    or  any  cause   whatsoever   beyond  Owner's  sole  control
                    including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND     28.   Except  as  otherwise  in   this  lease  provided,   a bill,
                    statement, notice or communication which Owner may desire or
NOTICES:            be required to give to Tenant, shall be  deemed sufficiently given or rendered it, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

WATER         29.   If Tenant requires,  uses or consumes water  for any purpose
CHARGES:             in addition to ordinary lavatory  purposes (of  which  fact
                    Tenant  constitutes  Owner to be the sole  judge)  Owner may install a water meter and  thereby  measure  Tenant's  water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation,  thereof and  throughout  the duration of Tenant's  occupancy  Tenant shall keep said  meter and  installation  equipment  in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired  and collect the cost  thereof  from
                    Tenant,  as additional rent.  Tenant agrees to pay for water consumed,  as shown on said  meter  as and  when  bills  are rendered,  and on default in making such  payment  Owner may pay such  charges  and  collect  the same  from  Tenant,  as additional  rent.  Tenant  covenants  and agrees to pay,  as additional  rent,  the sewer rent,  charge or any other tax, rent,  levy or charge  which now or  hereafter  is assessed, imposed or a lien upon the demised premises or the realty of which they are part  pursuant  to law,  order or  regulation made or  issued  in  connection  with the use,  consumption, maintenance  or supply of water,  water  system or sewage or sewage  connection or system. If the building or the demised premises or any part thereof is supplied  with water through a meter  through  which  water  is also  supplied  to  other premises Tenant shall pay to Owner,  as additional  rent, on the first day of each month, -> % ($NONE) of the total meter
                    charges  as  Tenant's  portion.   Independently  of  and  in
                    addition   to  any  of  the   remedies   reserved  to  Owner
                    hereinabove or elsewhere in this lease, Owner may sue for an collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

SPRINKLERS:   30.   Anything  elsewhere  in this lease to the  contrary notwith-
                    standing,  if the New York Board of Fire Underwriters or the
                    New York Fire Insurance  Exchange or any bureau,  department or  official  of  the  federal,  state  or  city  government recommend or require the  installation of a sprinkler system
                    or  that  any  changes,   modifications,   alterations,   or
                    additional  sprinkler  heads or other  equipment  be made or supplied  in an  existing  sprinkler  system  by  reason  of
                    Tenant's  business,  or the  location of  partitions,  trade fixtures,  or other contents of the demised premises, or for any other reason,  or if any such  sprinkler  heads or other such equipment,  become  necessary to prevent the imposition of a penalty  or charge  against  the full  allowance  for a sprinkler  system in the fire insurance rate set by any said
                    Exchange or by any fire insurance company,  Tenant shall, at
                    Tenant's  expense,   promptly  make  such  sprinkler  system
                    installations,  changes,  modifications,   alterations,  and
                    supply  additional  sprinkler  heads or other  equipment  as required  whether the work  involved  shall be structural or non-structural in nature. Tenant
                    shall   pay  to  Owner  as   additional   rent  the  sum  of
                    $_______________, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

ELEVATORS,    31.   As long  as Tenant is not in default under  any of the cove-
HEAT,               nants of  this lease  Owner  shall:  (a)  provide  necessary
CLEANING:           passenger elevator facilities on business days from   8 a.m.
                    to 6 p.m.  and on  Saturdays  from 8 a.m. to 1 p.m.;  (b) if freight elevator service is provided, same shall be provided
                    only  on  regular   business  days  Monday   through  Friday
                    inclusive,  and on those  days only  between  the hours of 9
                    a.m. and 12 noon and between 1 p.m. and 5 p.m.;  (c) furnish heat,  water and  other  services  supplied  by Owner to the demised  premises,  when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1
                    p.m.; (d) clean the public halls and public  portions of the building  which are used in common  by all  tenants.  Tenant shall,  at  Tenant's  expense,  keep the  demised  premises,
                    including   the  windows,   clean  and  in  order,   to  the
                    satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation  approved by Owner. Tenant shall pay to Owner the cost of  removal  of any of  Tenant's refuse and  rubbish  from the  building.  Bills for the same shall be  rendered  by Owner to Tenant at such time as Owner may elect and shall be due and  payable  hereunder,  and the amount of such bills  shall be deemed to be, and be paid as, additional rent. Tenant shall,  however,  have the option of independently  contracting  for the removal of such  rubbish and  refuse in the event that  Tenant  does not wish to have same done by employees of Owner.  Under such  circumstances, however,  the  removal of such  refuse and rubbish by others shall be  subject to such  rules and  regulations  as in the judgment of Owner,  are necessary for the proper  operations of the building. Owner reserves the right to stop service of the heating,  elevator,  plumbing and electric systems, when necessary,  by  reason of  accident,  or  emergency,  or for repairs,  alterations,  replacements or improvements, in the judgment of Owner  desirable or necessary to be made,  until said  repairs,  alterations,  replacements  or  improvements shall  have been  completed.  If the  building  of which the demised  premises  are a  part  supplies  manually  operated
                    elevator   service,   Owner  may  proceed  with   alteration
                    necessary to substitute  automatic  control elevator service upon ten (10) day  written  notice to Tenant  without in any way affecting the obligations of Tenant hereunder,  provided that the same  shall be done  with  the  minimum  amount  of
                    inconvenience   to  Tenant,   and  Owner  pursues  with  due
                    diligence the completion of the alterations.

SECURITY:     32.   Tenant has deposited with Owner the sum of - $NONE  as secu-
                    rity for the faithful  performance  and _____  observance by
                    Tenant  of the  terms,  provisions  and  conditions  of this lease;  it is agreed  that in the event  Tenant  defaults in respect of any of the terms,  provisions  and  conditions of this  lease,  including,  but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional  rent or any other sum as to which  tenant is in  default  or for any sum which  Owner may expend or may be  required to expend by reason of  Tenant's  default in respect of any of the terms, covenants and  conditions  of this lease,  including but not limited to, any damages or  deficiency  in the  reletting of the  premises,  whether such damages or  deficiency  accrued before or after  summary  proceedings  or other  re-entry by
                    Owner.  In the event that Tenant shall fully and  faithfully comply  with all of the  terms,  provisions,  covenants  and conditions of this lease,  the security shall be returned to
                    Tenant  after  the date  fixed as the end of the  Lease  and after delivery of entire  possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building,  of which the demised premises form a part,  Owner shall have the right to transfer the security to the  vendee  or  lessee  and  Owner  shall  thereupon  be released by Tenant from all liability for the return of such security;  and Tenant agrees to look to the new Owner solely for the return of said  security,  and it is agreed that the
                    provisions   hereof   shall  apply  to  every   transfer  or
                    assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

CAPTIONS:     33.   The Captions are inserted only as a  matter  of  convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS:  34.   The term  "Owner" as used in this lease means only the owner of  the  fee  of  the  leasehold  of  the  building,  or the mortgagee in possession,  for the time being of the land and building  (or the owner of a lease of the building or of the land and  building)  of which the  demised  premises  form a part, so that in the event of a lease of said  building,  or of the land and building, the said Owner shall be and hereby
                    is  entirely   freed  and  relieved  of  all  covenants  and
                    obligations of Owner  hereunder,  and it shall be deemed and construed  without further  agreement between the parties or their successors in interest, or between the parties and the purchaser,  at any  such  sale,  or the said  lessee  of the building, or of the land and building, that the purchaser or the lessee of the  building  has assumed and agreed to carry
                    out  any  and  all  covenants  and   obligations   of  Owner
                    hereunder.  The words  "re-enter"  and "re-entry" as used in this  lease  are not  restricted  to their  technical  legal meaning.  The term "rent"  includes  the annual  rental rate whether  so-expressed or expressed in monthly  installments, and  "additional  rent."  "Additional  rent"  means all sums which  shall be due to new  Owner  from  Tenant  under  this lease,  in  addition  to the annual  rental  rate.  The term
                    "business   days"  as  used  in  this  lease  shall  exclude
                    Saturdays(except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

ADJACENT      35.   If  an  excavation  shall be made upon land  adjacent to the
EXCAVATION          demised  premises,  or  shall  be  authorized  to  be  made,
SHORING:            Tenant shall afford to the person  causing or  authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundation without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND     36.   Tenant and  Tenant's servants, employees, agents,  visitors,
REGULATIONS:        and licensees  shall observe faithfully, and comply strictly with,  the Rules and  Regulations  annexed  hereto  and such other and further  reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional  rules  or  regulations  shall  be  given in such manner as Owner  may  elect.  In case  Tenant  disputes  the
                    reasonableness   of  any   additional   Rule  or  Regulation
                    hereafter  made or adopted by Owner or Owner's  agents,  the
                    parties   hereto   agree  to  submit  the  question  of  the
                    reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, it servants, employees, agents, visitors or licensees.

GLASS:        37.   Owner shall replace, at the expense of the Tenant,  any  and all plate and other glass damaged or broker from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for an in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered and the amount thereof shall be deemed to be, and be paid, as additional rent.

ESTOPPEL      38.   Tenant, at any time, and from time to time, upon at least 10
CERTIFICATE:        days' prior notice by  Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

DIRECTORY 39. If, at the request of and as accommodation to, Tenant, Owner BOARD LISTING: shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

SUCCESSORS    40.   The covenants, conditions and agreements contained  in  this
AND ASSIGNS:        lease  shall  bind  and  inure  to  the benefit of Owner and
                    Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

- -----------------
- - Space to be filled in or deleted.


AS PER RIDER ATTACHED AND MADE PART OF LEASE DATED: October 26th, 1990

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.



WITNESS FOR OWNER:                   TOBIAS ASSOCIATES



______________________               By: __________________ L.S. [Corp. Seal]




Witness for Tenant:                  AUDITS AND SURVEYS, INC.


______________________               By: __________________ L.S. [Corp. Seal]



WITNESS FOR TENANT:
                        (L.S.)

______________________



                                 ACKNOWLEDGMENTS

CORPORATE TENANT
STATE OF NEW YORK,                 SS.:
COUNTY OF

           On this day of , 19 , before me personally came to me known, who being by me duly sworn, did depose and say that he resides in that he is the of the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                     ...........................................................


INDIVIDUAL TENANT
STATE OF NEW YORK,                 SS.:
COUNTY OF

           On this          day of                , 19    , before me personally
came to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

                     ...........................................................



                           -> IMPORTANT - PLEASE READ


                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 36.

           1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

           2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

           3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, orders, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

           4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the Owner.

           5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the outside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expenses incurred by such removal to Tenant or Tenants violating this rule.
Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

           6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used as interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

           7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

           8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

           9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

           10. Owner reserves the right to exclude from the building between the hours of 6:00 P.M. and 8 A.M. on business days, after 1 p.m. on Saturdays, and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m.
to 1:00 p.m.

           11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

           12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

           13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.


Address

Premises
===============================================================================


                                       TO



===============================================================================

     Real Estate                STANDARD FORM OF             Real Estate
Board of New York                  LOFT LEASE                Board of New York
   organized 1896                                            organized 1896
         Inc 1908                                            Inc 1908


                     THE REAL ESTATE BOARD OF NEW YORK, INC.
                     (C)Copyright 1982. All rights Reserved.
                        Reproduction in whole or in part
                                  prohibited.

===============================================================================


Dated                                                                19

Rent per Year


Rent per Month


Term
From
To

Drawn by........................Checked by......................................
Entered by......................Approved by.....................................

===============================================================================

                                #44. EXHIBIT "A"


                                   FLOOR PLAN

       RIDER ATTACHED TO AND MADE PART OF LEASE DATED: October 26th, 1990

                                    -between-

                                TOBIAS ASSOCIATES
                                             Landlord

                                      -and-

                            AUDITS AND SURVEYS, INC.
                                             Tenant

                 Portion of basement space in building known and
                         designated as 650 AVENUE OF THE
                          AMERICAS, NEW YORK, NEW YORK


#41.       The Tenant  agrees that all lighting  and other electrical devices in the Demised Premises will be connected to the submeter presently existing in the adjacent basement space currently occupied by Audits and Surveys, Inc.

           The electrical consumption in the Demised Premises will be charged to the Tenant under the same terms and conditions specified in the Lease between Audits and Surveys, Inc., and Tobias Associates dated February 13th, 1987, covering all of the space in 650 Avenue of the Americas, currently occupied by Audits and Surveys, Inc.

#42.        The  submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord shall execute a copy of this Lease and deliver the same to Tenant. Until such execution and delivery, any action taken or expense incurred by Tenant shall be at its sole risk and account.

#43.        With  reference  to  Paragraph  11,  Landlord  agrees  that  it wil not unreasonably withhold or delay its consent to an Assignment or sublet by Tenant provided that said assignment or sublet is for storage space for a Subtenant having a Lease for Office Space at 650 Avenue of the Americas. In addition, Landlord consents to a sublet of the premises to Churchill Livingstone, Inc. in accordance with the terms of Paragraph 7 of a certain sublease agreement between Tenant and Churchill Livingstone, Inc. dated October 1, 1990 (the "Sublease").


                                           TOBIAS ASSOCIATES


                                           By: __________________________  L.S.

AUDITS AND SURVEYS, INC.


By:________________________L.S.

                                                              October 26th, 1990



Audits and Surveys, Inc.
650 Avenue of the Americas
New York, New York 10011

Gentlemen:

Confirming our understanding with reference to lease this day executed by you (the "Tenant") with us (the "Landlord"), for space known and designated as portion of the basement space located in the building known as 650 Avenue of the Americas, New York, New York, we hereby agree at our own cost and expense to do the following work ("Landlord's Work") in accordance with all applicable laws and building standards:

1. Construct demising walls of metal or sheetrock at Landlord's option with two (2) lockable doors;

2. Provide reinforced cement floor similar to that which exists in present Audits and Surveys space. Audits and Surveys will pay one-half (1/2) the cost of the cement floor with their contribution not to EXCEED SIX THOUSAND FIVE HUNDRED ($6,500) DOLLARS.

It is understood that the aforesaid work will be commenced after execution of said lease. You do hereby grant us an irrevocable license to enter the premises for the purpose of doing the aforesaid work. It is also understood you are to receive no abatement or diminution of rent, nor are you to make any claim for injury to person, or damage to property, for interruption or loss of business, or disturbance in possession, resulting directly or indirectly from the doing of the aforesaid work by us. It is also understood that the doing of said work is subject to strikes/and or lockouts and all other causes beyond the Landlord's control.

                                           Very truly yours,

                                           TOBIAS ASSOCIATES


                                           By: ____________________________L.S.


AGREED TO AND ACCEPTED
AUDITS AND SURVEYS, INC.


BY:________________________L.S.